UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _______________________

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                                 Date of Report
                               (Date of earliest
                         event reported): July 30, 2004


                       Wisconsin Power and Light Company
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


 Wisconsin                   0-337                         39-0714890
(State or other            (Commission File             (IRS Employer
jurisdiction of               Number)                   Identification No.)
incorporation)






                 4902 N. Biltmore Lane, Madison, Wisconsin 53718
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                               (608) 458-3311
                       ----------------------------------
                        (Registrant's telephone number)

Item 5. Other Events and Regulation FD Disclosure.
       --------------------------------------------

     On July 28, 2004, Wisconsin Power and Light Company (the "Company") agreed to sell $100 million aggregate principal amount of its 6.25% debentures due 2034 in a public offering through Banc of America Securities LLC, Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Robert W. Baird & Co. Incorporated and The Williams Capital Group, L.P. This offering is expected to close on August 2, 2004.

     The debentures are subject to a Registration Statement on Form S-3 (Registration No. 333-114063) that the Company filed with the Securities and Exchange Commission ("SEC") relating to the public offering, pursuant to Rule 415 of the Securities Act of 1933, as amended, of up to an aggregate of $150,000,000 of securities of the Company. In connection with the Company filing with the SEC a definitive prospectus supplement, dated July 28, 2004, and prospectus, dated April 15, 2004, relating to the public offering of debentures described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7. Financial Statements and Exhibits.
        -----------------------------------

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits.  The following exhibits are being filed herewith:

(1.1)Purchase  Agreement,  dated July 28, 2004,  among Wisconsin Power and Light
     Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein.

(4.1)Officers' Certificate, dated July 28, 2004, creating the 6.25% Debentures due 2034.

(5)     Opinion of Foley & Lardner LLP, dated July 28, 2004.

(23)    Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. WISCONSIN POWER AND LIGHT COMPANY



Date:  July 30, 2004       By:  /s/ T. Hanson
                              -------------------------------------------------
                               Thomas L. Hanson
                                Vice President and Treasurer

                       WISCONSIN POWER AND LIGHT COMPANY

                  Exhibit Index to Current Report on Form 8-K
                              Dated July 30, 2004


Exhibit
Number

(1.1)Purchase  Agreement,  dated July 28, 2004,  among Wisconsin Power and Light
     Company and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein.

(4.1)Officers' Certificate, dated July 28, 2004, creating the 6.25% Debentures due 2034.

(5)  Opinion of Foley & Lardner LLP, dated July 29, 2004.

(23) Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

                       WISCONSIN POWER AND LIGHT COMPANY
                           (a Wisconsin corporation)
                           6.25% DEBENTURES DUE 2034
                               PURCHASE AGREEMENT
                              Dated: July 28, 2004


                               TABLE OF CONTENTS

                                                                          Page
SECTION 1.      Representations and Warranties  ..........................   4
        (a)     Representations and Warranties by the Company .............  4
         (i)     Compliance with Registration Requirements ................  4
         (ii)    Incorporated Documents      .............................   4
         (iii)   Independent Accountants  ................................   4
         (iv)    Financial Statements    ..................................  4
         (v)     No Material Adverse Change in Business ...................  4
         (vi)    Good Standing of the Company .............................  5
         (vii)   No Significant Subsidiaries ..............................  5
         (viii)  Capitalization ............................................ 5
         (ix)    Authorization of Agreement ...............................  5
         (x)     Authorization of the Indenture ...........................  5
         (xi)    Authorization of the Securities ..........................  6
         (xii)   Description of the Securities and the Indenture............ 6
         (xiii)  Absence of Defaults and Conflicts ......................... 6
         (xiv)   Absence of Labor Dispute .................................. 7
         (xv)    Absence of Proceedings   ...................................7
         (xvi)   Accuracy of Exhibits   .................................... 7
         (xvii)  Absence of Further Requirements   ......................... 7
         (xviii) Possession of Licenses and Permits  ....................... 8
         (xix)   Title to Property     ....................................  8
         (xx)    Investment Company Act  ..................................  8
         (xxi)   Environmental Laws   .......................................8




        (b)    Officers' Certificates....................................     9

SECTION 2.     Sale and Delivery to Underwriters; Closing ................    9
        (a)    The Securities  ..........................................     9
        (b)    Payment  ..................................................    9
        (c)    Denominations; Registration ...............................   10
SECTION 3.     Covenants of the Company ..................................   10
        (a)    Compliance with Securities Regulations and Commission Requests10
        (b)    Filing of Amendments......................................... 10
        (c)    Delivery of Registration Statements...........................11
        (d)    Delivery of Prospectuses......................................11
        (e)    Continued Compliance with Securities Laws.....................11
        (f)    Blue Sky Qualifications.......................................12
        (g)    Rule 158 ...................................................  12
        (h)    Use of Proceeds ..............................................12
        (i)    Restriction on Sale of Securities............................ 12
        (j)    Reporting Requirements......................................  12
        (k)    1935 Act Filings..............................................12
        (l)    Rating of Securities......................................... 12
        (m)    DTC.......................................................... 13
        (n)    Compliance with Regulatory Approvals......................... 13
SECTION 4.     Payment of Expenses.......................................... 13
        (a)    Expenses..................................................... 13
        (b)    Termination of Agreement..................................... 13
SECTION 5.     Conditions of Underwriters' Obligations.......................14
        (a)    Effectiveness of Registration Statement.......................14



        (b)    Opinion of Counsel for Company..............................  14
        (c)    Opinion of Counsel for Underwriters...........................14
        (d)    Officers' Certificate........................................ 14
        (e)    Accountant's Comfort Letter.................................. 15
        (f)    Bring-down Comfort Letter ....................................15
        (g)    Maintenance of Rating.......................................  15
        (h)    Additional Documents......................................... 15
        (i)    Termination of Agreement......................................16
SECTION 6.     Indemnification...............................................16
        (a)    Indemnification of Underwriters...............................16
        (b)    Indemnification of Company, Directors and Officers............17
        (c)    Actions against Parties; Notification.........................17
        (d)    Settlement without Consent if Failure to Reimburse ...........18
SECTION 7.     Contribution..................................................18
SECTION 8.     Representations, Warranties and Agreements to Survive Delivery20
SECTION 9.     Termination of Agreement....................................  20
        (a)    Termination; General......................................... 20
        (b)    Liabilities.................................................  20
SECTION 10.    Default by One or More of the Underwriters....................20
SECTION 11.    Notices.......................................................21
SECTION 12.    Parties.......................................................21
SECTION 13.    Governing Law and Time........................................22
SECTION 14.    Effect of Headings .......................................... 22
SECTION 15.    Counterparts................................................. 22


 SCHEDULES

 Schedule A - List of Underwriters
 Schedule B - Pricing Information

EXHIBITS
 Exhibit A - Form of Opinion of Company's Counsel

                       WISCONSIN POWER AND LIGHT COMPANY
                           (a Wisconsin corporation)

                           6.25% DEBENTURES DUE 2034

                               PURCHASE AGREEMENT
                                 July 28, 2004
Banc of America Securities LLC
Wachovia Capital Markets, LLC
        as Representatives of the several Underwriters
c/o     Wachovia Capital Markets, LLC
1 Wachovia Center
301 S. College St.
Charlotte, NC  28288
Attn:  Debt Syndicate

     Ladies  and  Gentlemen:  Wisconsin  Power and Light  Company,  a  Wisconsin
corporation (the "Company"), confirms its agreement with Banc of America Securities LLC ("Banc of America") and Wachovia Capital Markets, LLC ("Wachovia") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Banc of America and Wachovia are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth on Schedule A of $100,000,000 aggregate principal amount of the Company's 6.25% Debentures due 2034 (the "Securities"). The Securities will be issued pursuant to an indenture dated as of June 20, 1997 (the "Indenture") between the Company and U.S. Bank National Association, as successor in interest to Firstar Trust Company as trustee (the "Trustee"). The term "Indenture," as used herein, includes the Officers' Certificate (as defined in the Indenture) to be executed in connection with the offering of the Securities establishing the form and terms of the Securities pursuant to Section
2.01 of the Indenture. The Securities are to be issued in book-entry form and will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to the blanket letter agreement, dated July 1, 2004 (the "DTC Agreement"), between the Company and DTC.

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S3 (No. 333-114063), for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission, and the Company has filed such post-effective amendments thereto (or such preliminary prospectus or preliminary supplemental prospectus) as may be required under the 1933 Act and the 1933 Act Regulations, and each such post-effective amendment has been declared effective by the Commission. Such registration statement is referred to herein as the "Registration Statement;" and the final prospectus and the final prospectus supplement relating to the offering of the Securities, in the forms first furnished to the Representatives by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus;" provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), filed prior to the applicable date; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to
(i) any prospectus used before the  Registration  Statement became effective and
(ii) any prospectus or prospectus supplement that omitted the information to be included upon pricing in a form of prospectus or prospectus supplement filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Representatives by the Company. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which are "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference, as of such applicable date, in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to the Registration Agreement, amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference, as of such applicable date, in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

                   SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

     (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied or will comply, as the case may be, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of
1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Indenture complied and will comply in all material respects with the requirements of the 1939 Act. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or Prospectus (or any amendment thereto).

     Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
                          (ii) Incorporated Documents.

     (1) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied or will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus,

                                      -4-
          at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (2) The description of regulatory matters to which the Company is subject, as disclosed in the Company's filings with the Commission under the 1934 Act and the 1934 Act Regulations and as incorporated by reference into the Registration Statement, is true and correct in all material respects, except to the extent such description in any specific filing has been superseded, updated or supplemented by such description in a subsequent filing under the 1934 Act or the 1934 Act Regulations made prior to the date hereof or by such description in the Prospectus.

          (iii)Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

          (iv)Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of income, changes in common equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
               (A) there has been no material adverse change in the condition, financial or otherwise, earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business nor has there been any developments involving a prospective material adverse change of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, and (C) except for regular dividends on the common stock, par value $5.00 per share, of the Company and the preferred stock, of the Company in amounts per share that are consistent with past practice or the terms of the respective series of preferred stock, as the case may be, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation under the laws of the State of Wisconsin and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii)No Significant Subsidiaries. The Company has no "significant subsidiary" as defined in Rule 102 of Regulation S-X.

          (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company as of the date hereof is set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to existing reservations, agreements or employee benefit plans, or pursuant to the exercise of convertible securities or options outstanding on the date hereof or pursuant to any dividend reinvestment plan). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable (except for certain statutory liabilities that may be imposed by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law for unpaid employee wages); and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. As of the date hereof, except for the preferred stock, all of the issued and outstanding shares of the capital stock of the Company are owned by Alliant Energy Corporation, a Wisconsin corporation (the "Parent"), free and clear of all liens, encumbrances, equities or claims. Immediately prior to the Closing Time, except for the preferred stock, all of the issued and outstanding shares of capital stock of the Company will be owned directly by Parent, free and clear of all liens, encumbrances, equities or claims. The Parent is a "holding company" and the Company is a "subsidiary" of a "holding company" as such terms are defined under the Public Utility Holding Company Act of 1935, as amended.

          (ix) Authorization of Agreement. The Company has all requisite corporate power and authority to execute and deliver this
               Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company.

          (x)  Authorization  of the  Indenture.  The  Indenture  has been  duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (A) as the enforcement thereof may be limited by bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (B) as enforcement

                                      -6-
               thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xi) Authorization of the Securities. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided for in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xii)Description of the Securities and the Indenture. The statements relating to the Securities and the Indenture contained in the Prospectus conform, respectively, in all material respects to the terms of the Securities and the Indenture.


          (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture and the Securities, the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and under the Indenture and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of (x) the charter or bylaws of the Company or any of its subsidiaries (except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect) or (y) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations, except for any such violations with respect to this clause (y) as would not, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a "Repayment Event" means any

                                      -7-
               event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

          (xiv)Absence of Labor Disputes. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' respective principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xv) Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect (A) the properties or assets of the Company and its subsidiaries or (B) the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xvi)Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required except that this Agreement will be filed as an exhibit to a Current Report on Form 8K which shall be filed with the Commission in accordance with the 1934 Act and the 1934 Act Regulations prior to the filing of the Prospectus.

          (xvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, the consummation of the transactions contemplated by this Agreement or for the due execution, delivery and performance of the Indenture by the Company, except (A) such as have been already obtained, (B) such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws, (C) such as may be required by the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), solely with respect to filings required to be made with the Commission subsequent to the Closing Time (such 1935 Act filings to be made by the Company), and (D) such as may be required to be filed with the Public Service Commission of Wisconsin (the "PSCW"), solely with respect to filings required to be made with the PSCW subsequent to the Closing Time (such PSCW filings to be made by the Company).

          (xviii)  Possession  of  Licenses  and  Permits.  The  Company and its
               subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to possess any such Governmental Licenses would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. Without limiting the foregoing, the Company has received a final order of the PSCW, dated July 22, 2004, authorizing the issuance of the Securities and such issuance is in compliance with the terms and conditions of such orders and approval. Such orders and approval are in full force and effect and have not been amended supplemented or otherwise modified. No proceeding to review, suspend, limit, modify, restrict or revoke any such order or approval has been instituted.

          (xix)Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Prospectus or
               (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, except where such would not have a Material Adverse Effect.

          (xx) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi)Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state,

                                      -9-
               local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (b) Officers' Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

             SECTION 2. Sale and Delivery to Underwriters; Closing.


          (a) The Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of
               Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of the Company at 4902 North Biltmore Lane, Madison, Wisconsin, 53718, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section
               10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company

                                      -10-
               by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Wachovia, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for all or a portion of the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (c) Denominations; Registration. Certificates for the Securities shall be in such denominations (in integral multiples of $1,000) as the Representatives may request in writing at least two full business days before the Closing Time and registered in the name of Cede & Co., as nominee of DTC. The certificates for the Securities will be made available for examination and packaging by the Representatives in New York, New York not later than noon (Eastern time) on the last business day prior to the Closing Time.

                       SECTION 3.Covenants of the Company.
          The  Company covenants with each Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify the
               Representatives  immediately  and  confirm the notice in writing,
               (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission with respect to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to

                                      -11-
               such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the
               Underwriters, without charge, copies (one of which shall be manually signed) of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies (one of which shall be manually signed) of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation ST.


          (d) Delivery of Prospectuses. The Company has delivered or will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus and final prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation ST.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                                      -12-
          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the
               Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for such period.

          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds." (i) Restriction on Sale of Securities. During a period of 15 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives,

          (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any debt securities of the Company or any securities convertible into or exercisable or exchangeable for debt securities of the Company or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of debt securities of the Company, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Company or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

          (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (k) 1935 Act Filings. The Company shall timely file all notifications, forms and reports that may be required under the 1935 Act so as to permit the completion of the distribution and sale of the Securities as contemplated in this Agreement and in the Prospectus.

          (l) Rating of Securities. The Company shall take all reasonable action necessary to enable Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Securities.

                                      -13-
          (m) DTC. The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

          (n) Compliance with Regulatory Approvals. The Company will comply with the terms and conditions of the final order of the PSCW as such order is amended from time to time until superseded, and shall timely file all notifications, forms and reports that may be required in connection therewith so as to permit the completion of the distribution and sale of the Securities as contemplated in this Agreement and in the Prospectus.

                         SECTION 4. Payment of Expenses.

          (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
               (i) the preparation, printing and filing of the Registration Statement (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the reproduction and delivery to the Underwriters of this Agreement, the Indenture, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (provided that counsel fees in connection therewith do not exceed $5,000), (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities and (viii) any fees payable in connection with the rating of the Securities.

          (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or
               Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters (provided that such out-of-pocket expenses, fees and disbursements do not exceed $200,000).

          SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy in all material respects of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance in all material respects by the Company of its covenants and other obligations hereunder, and to the following further conditions: (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinion of Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Foley & Lardner LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto. In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.

          (c) Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.

          (d) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, nor has there been any developments involving a prospective material adverse change of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the
               Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, together with signed or reproduced copies of

                                      -15-
               such letter for each of the other Underwriters, to the effect that (i) there has been no such material adverse change or any developments involving a prospective material adverse change,
               (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) the Company is not in default in the performance of any of the covenants to be performed by it under the Indenture, and (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission.

          (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (f) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, together with signed or reproduced copies of such letter for each of the other
               Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (g) Maintenance of Rating. At the Closing Time, the Securities shall be rated at least "A2" by Moody's and "BBB+" by S&P, and the Company shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and since the date of this
               Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other securities.

          (h) Additional Documents. At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions (including but not limited to those referenced above) as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably

                                      -16-
               satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (i) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
               Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                          SECTION 6. Indemnification.

          (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against  any and all  loss,  liability,  claim,  damage  and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that
                    (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

               provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further that this indemnity agreement shall not inure to the benefit of any Underwriter or any person who controls such Underwriter on account of any such

                                      -17-
               loss, liability, claim, damage or expense arising out of any such defect or alleged defect in any preliminary prospectus if a copy of the Prospectus (exclusive of the documents incorporated by reference therein) shall not have been given or sent by such Underwriter with or prior to the written confirmation of the sale involved to the extent that (i) the Prospectus would have cured such defect or alleged defect and (ii) sufficient quantities of the Prospectus were timely made available to such Underwriter.

               (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).


               (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In addition, the indemnifying party shall be entitled to, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of any claim or action brought against an indemnified party with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
                    Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ one counsel (in addition to local counsel) to represent them and those other

                                      -18-
                    Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 6 if, in the reasonable judgment of the Representatives, either (i) there is an actual or potential conflict between the position of the Company on the one hand and the Underwriters on the other hand or (ii) there may be defenses available to it or them that are different from or additional to those available to the Company (in any of which events the Company shall not have the right to direct the defense of such action on behalf of the Representatives with respect to such different defenses), in any of which events such reasonable fees and expenses shall be borne by the Company. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
                    Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.


               (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.


               SECTION  7.Contribution.  If the indemnification  provided for in
               Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein; then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received

                                      -19-
     by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
     7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
     Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
     Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

               SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Securities to the Underwriters.

                      SECTION 9. Termination of Agreement.

                    (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or any developments involving a prospective material adverse change of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred after the date hereof and prior to the Closing Time any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company or the Parent has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
                         (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                    (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.


               SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24hour period, then:

                                      -21-
                    (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                    (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

               SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at:

Banc of America Securities LLC  and     Wachovia Capital Markets, LLC
9 West 57th Street                      1 Wachovia Center
NY1-301-2M-01                           301 S. College St.
New York, NY 10019                      Charlotte, NC  28288
Attention: Transaction Management       Attention: Debt Syndicate

          and notices to the Company shall be directed to it at 4902 North Biltmore Lane, Madison, Wisconsin, 53718, attention Thomas L Hanson.


               SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                                      -22-
               SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND ALL DISPUTES, CONTROVERSIES OR CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR A BREACH HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

               SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


               SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall constitute a single instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                        Very truly yours,

                                        WISCONSIN POWER AND LIGHT COMPANY

                                  By:     /s/ T. Hanson
                                        ------------------------------------
                                         Name:  Thomas L. Hanson
                                         Title: Vice President and Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written:

BANC OF AMERICA SECURITIES LLC


By: ------------------------------
        Authorized Signatory


WACHOVIA CAPITAL MARKETS, LLC


By: ------------------------------
        Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

        Name of Underwriter                                     Principal
       ---------------------                                    amount of
                                                                Securities
                                                               ------------

Banc of America Securities LLC                                  $ 40,000,000
Wachovia Capital Markets, LLC                                   $ 40,000,000
ABN AMRO Incorporated                                           $  9,000,000
Robert W. Baird & Co.                                           $  9,000,000
The Williams Capital Group, L.P.                                $  2,000,000

                                                               ----------------
Total                                                           $100,000,000
                                                               ================

                                   SCHEDULE B
                       WISCONSIN POWER AND LIGHT COMPANY
                           (a Wisconsin corporation)

                           6.25% DEBENTURES DUE 2034

     1. The initial public offering price of the Securities shall be 99.718% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

     2. The purchase price to be paid by the Underwriters for the Securities shall be 98.843% of the principal amount thereof.

     3. The interest rate on the Securities shall be 6.25% per annum.

     4. The Company may redeem the Securities at any time at its option, in whole or in part, at a redemption price equal to the sum of the principal amount of the Securities to be redeemed, accrued interest on that principal amount to the redemption date and the make-whole amount, if any, with respect to the Securities to be redeemed. This sum is referred to as the redemption price.


     "Make-whole amount" means, in connection with the optional redemption, the excess, if any, of:

     * the aggregate present value as of the date of any optional redemption of each dollar of principal being redeemed and the amount of interest, exclusive of interest accrued to the date of redemption, that would have been payable in respect of such dollar of principal if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the reinvestment rate, as determined on the third business day preceding the date that notice of the redemption is given, from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over

     *    the  aggregate  principal  amount of the  Securities  being  redeemed.


     "Reinvestment rate" means 0.15% plus the arithmetic mean of the yields under the headings "Week Ending" published in the most recent statistical release under the caption "Treasury Constant Maturities" for the maturity, rounded to the nearest month, corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity will be calculated pursuant to the immediately preceding sentence and the reinvestment rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month. For purposes of calculating the reinvestment rate, the most recent statistical release published prior to the date of determination of the make-whole amount will be used.

     "Statistical release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination, then such other reasonably comparable index which shall be designated by the Company.

                                   EXHIBIT A
                       FORM OF OPINION OF FOLEY & LARDNER
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

     The Company is validly existing as a corporation under the laws of the State of Wisconsin.

     The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     The Company is duly qualified as a foreign corporation to transact business and is in good standing in each domestic jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     The shares of issued and outstanding common stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable (except for certain statutory liabilities that may be imposed by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law for unpaid employee wages); and, to the best of our knowledge, none of the outstanding shares of common stock of the Company were issued in violation of preemptive or other similar rights of any securityholder of the Company.

     The Company has no "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

     The Company has all requisite corporate power and authority to execute and deliver the Purchase Agreement and to perform its obligations thereunder. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (A) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally,
(B) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) as enforcement of certain provisions thereof (specifically, provisions prohibiting waivers or modifications by conduct of the parties or requiring waivers and modifications to be in writing, obligations to pay attorneys' fees and other costs and expenses that are not reasonable, and rights to indemnification against the consequences of a party's own misconduct or to the extent deemed to be against public policy) may be limited under the laws of the State of Wisconsin, but the inclusion of such provisions does not affect the validity of the Indenture, and the Indenture contains legally adequate provisions for the realization of the principal legal rights and benefits offered thereby..

     The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming due authorization, execution and delivery of the Indenture by the Trustee), and issued and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (A) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, (B) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) as enforcement of certain provisions thereof (specifically, provisions prohibiting waivers or modifications by conduct of the parties or requiring waivers and modifications to be in writing, obligations to pay attorneys' fees and other costs and expenses that are not reasonable, and rights to indemnification against the consequences of a party's own misconduct or to the extent deemed to be against public policy) may be limited under the laws of the State of Wisconsin, but the inclusion of such provisions does not affect the validity of the Securities, and the Securities contain legally adequate provisions for the realization of the principal legal rights and benefits offered thereby, and will be entitled to the benefits of the Indenture.

     The Indenture has been duly qualified under the 1939 Act.

     The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     The Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements, statistical data and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

     The Securities and the Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the Prospectus.

     To the best of our knowledge, and other than as set forth in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary thereof is a party, or to which the property of the Company or any subsidiary thereof is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     The information in the Prospectus under "Description of the Debentures" and "Description of Debt Securities" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     All descriptions in the Registration Statement of franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which the Company or any of its subsidiaries are a party, to the extent that they describe legal matters, are accurate in all material respects; and to the best of our knowledge, there are no such documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

     To the best of our knowledge, the Company is not in violation of its charter or by-laws and no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any domestic court or governmental authority or agency (other than such as have already been obtained and such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, the 1935 Act (solely with respect to filings required to be made with the Commission subsequent to the Closing Time) and the PSCW (solely with respect to filings required to be made with the PSCW subsequent to the Closing Time), as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the Indenture by the Company or for the offering, issuance, sale or delivery of the Securities.

     The execution, delivery and performance of the Purchase Agreement, the DTC Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to those agreements set forth on Schedule A hereto (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws, or similar organizational documents, of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any U.S. government, government instrumentality or court, having jurisdiction over the Company or any of its properties, assets or operations.

     The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment or supplement thereto (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


In rendering this opinion, we relied as to matters of fact (but not as to legal conclusions), to the extent we deemed proper, on certificates of responsible officers of the Company and public officials.

              SCHEDULE A TO THE FORM OF OPINION OF FOLEY & LARDNER


1. Indenture of Mortgage or Deed of Trust, dated as of August 1, 1941, between Wisconsin Power and Light Company ("WP&L") and U.S. Bank National
     Association and Frank P. Leslie, successors, as Trustees (the "1941 Indenture").

2.   First through Thirtieth Supplemental Indentures to the 1941 Indenture.

3. Indenture, dated as of June 20, 1997, between WP&L and U.S. Bank National Association, successor, as Trustee.

4. Officers' Certificate, dated as of June 25, 1997, creating WP&L's 7% Debentures due 2007.

5. Officers' Certificate, dated as of October 27, 1998, creating WP&L's 5.7% Debentures due 2008.

6. Officers' Certificate, dated as of March 1, 2000, creating WP&L's 7-5/8% Debentures due 2010. 7. Five Year Credit Agreement, dated as of July 26, 2004, among WP&L, the Banks set forth therein and Wachovia Bank, National Association as administrative agent and issuer of Letters of Credit.

                        WISCONSIN POWER AND LIGHT COMPANY


                              OFFICERS' CERTIFICATE


                            Dated as of July 28, 2004


                             ______________________


               Setting Forth Terms of a Series of Debt Securities


                           6.25% Debentures due 2034


                             ______________________


                            Pursuant to the Indenture
                            Dated as of June 20, 1997

                              OFFICERS' CERTIFICATE

     The undersigned, the Vice President and Treasurer and the Assistant Treasurer of Wisconsin Power and Light Company, a Wisconsin corporation (the "Company"), hereby certify as provided below pursuant to Section 2.01 of the Indenture, dated as of June 20, 1997 (the "Indenture"), between the Company and U.S. Bank National Association, successor, as Trustee (the "Trustee"). This Officers' Certificate is delivered, pursuant to authority granted to the undersigned by resolutions adopted on May 21, 2004 by the Board of Directors of the Company, for the purpose of creating and setting forth the terms of a series of Securities to be issued pursuant to the Indenture. Capitalized terms not otherwise defined herein are used as defined in the Indenture.

     1. The Board of Directors of the Company has authorized the creation by the Company of one or more series of Securities under the Indenture through one or more Officers' Certificates, and pursuant to such authorization and in accordance with the Indenture this Officers' Certificate is being delivered to the Trustee to establish the terms of a series of Securities as set forth therein and herein.

     2. The title of the Securities shall be "6.25 % Debentures due 2034" (herein called the "Debentures").

     3. The aggregate principal amount of the Debentures which may be authenticated and delivered under the Indenture shall be U.S. $100,000,000, except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures as provided in Sections 2.07, 2.08, 2.13 or 9.06 of the Indenture and except for Debentures which, pursuant to Section 2.02 of the Indenture, are deemed never to have been authenticated and delivered thereunder. Notwithstanding the foregoing limit on the aggregate principal amount of the Debentures, the Debentures may be reopened in accordance with Section 2.01 of the Indenture.

     4. Subject to earlier redemption, the principal of the Debentures shall be payable in U.S. dollars on July 31, 2034.

     5. The Debentures shall bear interest at the rate of 6.25 % per annum; such interest shall accrue from August 2, 2004 (or from the most recent interest payment date to which interest on the Debentures has been paid or provided for); the interest payment dates on which such interest shall be payable shall be January 31 and July 31 in each year, commencing January 31, 2005; the regular record dates for the determination of Holders to whom interest is payable shall be (1) the Business Day next preceding each interest payment date, if the Debentures remain in book-entry only form, or (2) on the fifteenth calendar day before each interest payment date, if the Debentures do not remain in book-entry only form. Interest on the Debentures shall be payable in U.S. dollars.

     6. Pursuant to the Indenture, the Trustee has been appointed as the Registrar for the Debentures. The Trustee is hereby further appointed as the initial Paying Agent and Transfer Agent of the Debentures. The principal of and interest on the Debentures shall be payable at the office of the Paying Agent, which shall initially be located in St. Paul, Minnesota.

     7. The Debentures shall not be subject to any sinking fund and shall not be repurchasable or redeemable at the option of a Holder. The Debentures shall be issuable as Registered Securities and shall not be exchangeable for Bearer Securities.

     8. The Debentures shall be redeemable at the option of the Company at any time in whole or from time to time in part at a redemption price equal to the sum of (a) 100% of the principal amount of the Debentures being redeemed, (b) accrued interest thereon to the redemption date, and (c) the Make-Whole Amount, if any, with respect to such Debentures; provided, however, that installments of interest on Debentures due on an interest payment date which occurs on or before any redemption date shall be payable to the Holders of such Debentures who were registered Holders as of the close of business on the record date immediately preceding such interest payment date.

     9. The terms defined below shall, for all purposes of the Debentures under the Indenture and this Officers' Certificate, have the meanings specified, unless the context clearly otherwise requires or unless otherwise indicated:

     "Business Day" means any day other than Saturday, Sunday or a day on which Federal or State banking institutions in the city of the office of the Paying Agent is maintained are authorized or obligated by law, executive order or regulation to close.

     "Make-Whole Amount" means, in connection with any optional redemption, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest, exclusive of interest accrued to the redemption date, that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate, as determined on the third Business Day preceding the date such notice of redemption is given, from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the redemption date, over (ii) the aggregate principal amount of the Debentures being redeemed. The Make-Whole Amount shall be calculated by the Company and set forth in a certificate of an Officer delivered to the Trustee, and the Trustee shall be entitled to rely on said certificate.

     "Reinvestment Rate" means 0.15% plus the arithmetic mean of the yields under the headings "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity, rounded to the nearest month, corresponding to the remaining life to maturity, as of the payment date of the principal amount of the Debentures being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury yield in the above manner, then the Treasury yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Company.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any required determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

     10. Section 4.07 of the Indenture shall apply to the Debentures.

     11. Defeasance and covenant defeasance under Article 8 of the Indenture shall be applicable to the Debentures.

     12. The Debentures shall initially be issued in whole in the form of one or more global Securities. The Depository Trust Company, a clearing agency registered under the Securities Exchange Act of 1934, as amended ("DTC"), shall initially serve as the depositary for such global Security or Securities. For so long as DTC shall be the depositary, all Debentures shall be registered in its name or in the name of a nominee thereof. While the Debentures are evidenced by one or more global Securities, the depositary or its nominee, as the case may be, shall be the sole Holder thereof for all purposes under the Indenture. Neither the Company nor the Trustee shall have any responsibility or the obligation to the depositary's participants or the beneficial owners for whom they act with respect to their receipt from the depositary of payments on the Debentures or notices given under the Indenture. The global Security or Securities provided for hereunder shall bear such legend or legends as may be required from time to time by the depositary.

     13. Except as hereinafter described, Debentures in definitive form will not be issued. Notwithstanding the foregoing, in the event the Company decides to discontinue the use of global Securities, any Event of Default has occurred or is continuing or if DTC is at any time unwilling, unable or ineligible to continue as depositary, and a successor depositary is not appointed by the Company within 90 days, the Company shall issue individual Debentures in certificated form to owners of "book-entry" ownership interests in exchange for the Debentures held by DTC or its nominee, as the case may be. In such instance, an owner of a "book-entry" ownership interest will be entitled to physical delivery of certificates equal in principal amount to such "book-entry" ownership interest and to have such certificates registered in its name. Individual certificates so issued will be issued in denominations of $1,000 or any multiple thereof.

     14. Additional terms regarding the Debentures are as set forth in the form of the Debentures set forth below.

     15. The form of the Debentures shall be substantially as follows:


                      [Form of 6.25 % Debentures due 2034]

No. R-__________                                                  $____________

                        WISCONSIN POWER AND LIGHT COMPANY
                            6.25% Debentures due 2034

                                CUSIP 976826 BD 8


WISCONSIN POWER AND LIGHT COMPANY
promises to pay to


or registered assigns
-
the principal sum of                                  Dollars on July 31, 2034

Interest Payment Dates:    January 31 and July 31


                                     Dated:

U.S. BANK NATIONAL ASSOCIATION                WISCONSIN POWER AND LIGHT COMPANY
Trustee, Transfer Agent and Paying Agent

                                          By: ----------------------------------
                                                [Title of Authorized Officer]
Authenticated:
U.S. BANK NATIONAL ASSOCIATION                           (CORPORATE SEAL)
Registrar

                                              ----------------------------------
                                                [Title of Authorized Officer]

By: -----------------------------
         Authorized Signatory

                        WISCONSIN POWER AND LIGHT COMPANY
                           6.25% Debentures due 2034


     Interest. Wisconsin Power and Light Company (the "Company"), a Wisconsin corporation, promises to pay interest on the principal amount of this Security (as defined herein) at the rate per annum shown above. The Company will pay interest semiannually on January 31 and July 31 of each year commencing January 31, 2005. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 2, 2004. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Record Date. The interest payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Debenture is registered at the close of business, on the regular record date for such interest, which shall be (1) the Business Day next preceding each such interest payment date, if the Debentures remain in book-entry only form, or (2) on the fifteenth calendar day before each interest payment date, if the Debentures do not remain in book-entry only form.

     Method of Payment. The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

     Securities Agents. Initially, U.S. Bank National Association will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

     Indenture. The Company issued the securities of this series (individually a "Security" and collectively the "Securities") under an Indenture, dated as of June 20, 1997 (the "Indenture"), between the Company and U.S. Bank National Association, successor, as Trustee (the "Trustee"). The terms of the Securities include those stated in the Indenture and in the Officers' Certificate establishing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939, as amended. Securityholders are referred to the Indenture, the above-referenced Officers' Certificate and such Act for a statement of such terms.

     Maturity; Redemption. The principal on the Securities shall be payable on July 31, 2034. The Company may redeem the Debentures at any time and from time to time at the Company's option, in whole or in part, at a redemption price equal to the sum of the principal amount of the Debentures the Company redeems, accrued interest on that principal amount to the redemption date and the Make-Whole Amount (as defined in the Officers' Certificate), if any, with respect to those Debentures.

     Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his registered address.

     Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture.

     Persons Deemed Owners. The registered holder of a Security may be treated as its owner for all purposes.

     Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of not less than a majority in aggregate principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

     Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

     Restrictive Covenants. The Securities are unsecured general obligations of the Company limited to $100,000,000 principal amount; provided, however, that the Securities may be reopened for issuance of additional Securities in accordance with Section 2.01 of the Indenture. The Indenture does not limit other unsecured debt. Section 4.07 of the Indenture, which limits certain mortgages and other liens, will apply with respect to the Securities. The limitations are subject to a number of important qualifications and exceptions.

     Successors. When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

     Defeasance Prior to Maturity. Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

     Defaults and Remedies. An Event of Default includes: default for 60 days in payment of interest on the Securities; default in payment of principal on the Securities; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

     No Recourse Against Others. A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     Authentication. This Security shall not be valid until authenticated by a manual signature of the Registrar.

     Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors Act), and U/T/M/A (=Uniform Transfers to Minors Act).

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Officers' Certificate, which contains the text of this Security. Requests may be made to: Corporate Secretary, Wisconsin Power and Light Company, 4902 North Biltmore Lane, Madison, Wisconsin 53718.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            [Form of Assignment Form]

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below:

                  I or we assign and transfer this Security to
                                                                ---------------

  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint
                        -------------------------------------------  agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:                           Your signature:
     --------------------                          ----------------------------



        (Sign exactly as your name appears on the face of this Security)


Signature Guaranteed:


-------------------------------

     IN WITNESS WHEREOF, we have set our hands as of the day and year first above written.


                              WISCONSIN POWER AND LIGHT COMPANY



                       By:     /s/ T. Hanson
                             ------------------------------------
                              Thomas L. Hanson
                              Vice President and Treasurer



                       By:    /s/ Enrique Bacalao
                             ------------------------------------
                              Enrique Bacalao

[GFOLEY]                                   FOLEY & LARDNER LLP
                                           ATTORNEYS AT LAW

                                           777 East Wisconsin Avenue, Suite 3800
                     July 29, 2004         Milwaukee, Wisconsin  53202-5306
                                           414.271.2400 TEL
                                           414.297.4900  FAX
                                           www.foley.com


                                           CLIENT/MATTER NUMBER
                                           086100-0145

Wisconsin Power and Light Company
4902 North Biltmore Lane
Madison, WI  53718
Ladies and Gentlemen:

     We have acted as counsel for Wisconsin Power and Light Company, a Wisconsin corporation (the "Company"), in connection with the preparation of a Registration Statement on Form S-3 (Registration No. 333-114063) (the "Registration Statement"), including the prospectus constituting a part thereof, dated April 15, 2004, and the supplement to the prospectus, dated July 28, 2004 (collectively, the "Prospectus"), filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), relating to the issuance and sale by the Company of $100,000,000 aggregate principal amount of the Company's 6.25% Debentures due 2034 (the "Debentures") in the manner set forth in the Registration Statement and the Prospectus. The Debentures will be issued under the Indenture, dated as of June 20, 1997 (the "Indenture"), between the Company and U.S. Bank National Association, successor, as Trustee (the "Trustee"), and the officers' certificate, dated July 28, 2004 (the "Officers' Certificate"), establishing the terms and providing for the issuance of the Debentures.

     As counsel to the Company in connection with the proposed issue and sale of the Debentures, we have examined: (a) the Registration Statement, including the Prospectus and the exhibits (including those incorporated by reference) constituting a part of the Registration Statement; (b) the Company's Restated Articles of Organization and Bylaws, each as amended to date; (c) the Indenture and the Officers' Certificate; and (d) such other proceedings, documents and records as we have deemed necessary to enable us to render this opinion.

     In our examination of the above-referenced documents, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

     Based upon the foregoing, assuming that the Indenture has been duly authorized, executed and delivered by, and represents the valid and binding obligation of, the Trustee, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

     1. The Company is validly existing as a corporation under the laws of the State of Wisconsin.

     2. The Debentures, when executed, authenticated and issued in accordance with the Indenture and the Officers' Certificate and in the manner and for the consideration contemplated by the Registration Statement and the Prospectus, will be legally issued and valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy or other applicable laws affecting the enforcement of creditors' rights generally or by the application of equitable principles.


Brussels     Detroit        MILWAUKEE     SAN DIEGO/DEL MAR   TAMPA
CHICAGO      JACKSONVILLE   ORLANDO       SAN FRANCISCO       TOKYO
DENVER       LOS ANGELES    SACRAMENTO    SILICON VALLEY      WASHINGTON, D.C.
             MADISON        SAN DIEGO     TALLAHASSEE         WEST PALM BEACH

[FOLEY]

Wisconsin Power and Light Company
July 29, 2004
Page 2




     We hereby consent to the deemed incorporation by reference of this opinion into the Registration Statement and the Prospectus and to the references to our firm therein. In giving this consent, we do not admit that we are "experts" within the meaning of Section 11 of the Securities Act or within the category of persons whose consent is required by Section 7 of the Securities Act.


                                      Very truly yours,

                                      /s/ Foley & Lardner LLP
                                     ----------------------------------